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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             RURBAN FINANCIAL CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
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     (1) Title of each class of securities to which transaction applies: .......

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

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     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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May 8, 2002



Dear Shareholder:

I am writing to inform you that Tom Williams has resigned his positions as President, Chief Executive Officer and director of Rurban Financial Corp. (Rurban). The Company's Board of Directors has appointed Richard C. Burrows to serve as interim President and Chief Executive Officer and has also established a search committee which will begin working immediately.

Mr. Burrows' prior service with Rurban extended for more than 20 years, most recently serving on the Board of Directors of Rurban and The State Bank and Trust Company until 2001. Mr. Burrows also previously served as the President and Chief Executive Officer of Rurban and The State Bank and Trust Company from 1985 to 1995 during which time the Company performed well with steady growth. The Rurban board is confident that he will provide the necessary leadership to guide the Company during this transition period.

Please contact Tina Farrington (419-784-2549) or Sandra Stockhorst (419-784-4023) if you need additional information.

Additionally, find enclosed a slightly different version of RBNF's "Comparison of Five-Year Cumulative Total Return" than was included in the proxy materials for the annual meeting on May 30, 2002 that we previously mailed to you. On this graph, we have replaced the S&P 500 Index with the Nasdaq Bank Stock Index.


Sincerely,
                                         -------------------------------------
RURBAN FINANCIAL CORP.                                Reminder
                                         Please vote and return your proxy at
                                                ur Annual Meeting on
Steven D. VanDemark                                   May 30th.
Chairman                                 -------------------------------------
Rurban Financial Corp.